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                                                                    EXHIBIT 23.4





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 2001, included in Cummins Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP

                                                     ARTHUR ANDERSEN LLP

Chicago, Illinois,
November 20, 2001.